UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 27, 2003






                               EMERGENT GROUP INC.



          Nevada                       0-21475                 93-1215401
 (State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)



   932 Grand Central Avenue, Glendale, CA                              91201
  (Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (818) 240-8250



                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.   Other  Events  and  Regulation FD Disclosure

          On June 27, 2003, Emergent Group Inc. completed a private placement of $1,000,000 of its subordinated promissory notes (the "Notes"). The terms of the offering and the Notes are summarized as follows:

               o 50 Units were offered on a "best efforts" basis at a purchase price of $20,000 per Unit with each Unit consisting of a Subordinated Promissory Note in the principal amount of $20,000;

               o    The Notes shall be subordinated to all institutional leasing
                    and  other  types  of  senior  indebtedness,   both  current
                    indebtedness and indebtedness incurred in the future;

               o Interest shall be at a rate of 6% per annum payable at the earlier of maturity, conversion or redemption. Interest shall retroactively increase to 12% per annum if the Stockholder Matter as defined below is not approved by August 7, 2003;

               o If the Stockholder Matter is not approved by August 7, 2003, the Notes shall be prepayable at the option of the Corporation at 110% of the face value and a security interest in all the assets of the Corporation shall be given to all Note holders to the extent permitted by law and subject to the priority liens of holders of senior indebtedness;

               o The convertibility of the Notes is subject to stockholder approval of a one-for-40 Reverse Stock Split and a proportionate increase in the par value of Emergent's Common Stock from $.001 per share to a new par value of $.04 per share (collectively herein referred to as the "Stockholder Matter").

               o In the event stockholders approve the Stockholder Matter, the Notes shall automatically convert into Common Stock on the effective date of the Reverse Stock Split at the conversion rate of $2.00 of principal into five post-split shares of Common Stock (equivalent to 100 pre-split shares of Common Stock); and

               o Interest on the Notes will be payable in cash unless an affirmative election is made by the Note holders to receive Common Stock in lieu thereof at a conversion price that will be no lower than the conversion rate.


     Of the $1,000,000 raised, $700,000 was invested by eleven persons who are officers, and directors of Emergent or members of law firms who have acted in a legal capacity to Emergent.

The remaining $300,000 was purchased by six accredited investors. Of the $700,000, officers, directors and employees of the Company invested the following sums of money: $200,000 was invested by each of Daniel Yun and Bruce
J. Haber, $60,000 was invested by each of Mark Waldron and Louis Buther, $100,000 was invested by Howard Waltman, $10,000 was invested by William M. McKay and $40,000 was invested by Rick Frey.

     Emergent intends to promptly file an Information Statement with the Securities and Exchange Commission with respect to the proposals listed below. It is anticipated that the Information Statement will be mailed to stockholders on or about July 14, 2003 and that stockholders consisting of its officers and directors holding at least a majority of the outstanding shares of Common Stock of Emergent will submit to the Secretary of Emergent their consent to the proposals listed below on or about August 4, 2003. It is also expected that the reverse stock split will become effective on or about the close of business on August 29, 2003. The following are the proposals anticipated to be approved by stockholders by majority consent:

     (1) To elect five Directors of the Company for the coming year;

     (2) To ratify, adopt and approve the selection of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent auditors for the year ending December 31, 2003;

     (3) To consider and vote upon an amendment to the Company's Articles of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada (a) changing the par value of the Company's Common Stock from $.001 par value to $.04 par value; and (b) reducing the number of outstanding shares of Common Stock through a one-for-40 reverse stock split, effective August 29, 2003, to be accomplished by all stockholders of record being requested to exchange every 40 shares of Common Stock, $.001 par value, for one new share of Common Stock, $.04 par value;

     (4) To ratify, adopt and approve the Company's 2002 Employee and Consulting Compensation Plan covering 13,000,000 shares of Common Stock; and

     (5) To ratify, adopt and approve the Company's 2001 Stock Option Plan covering 585,000 shares of Common Stock.

     On the Effective Date of the reverse stock split, it is anticipated that there will be 4,183,946 post-split shares of Common Stock issued and outstanding and Common Stock rights, options and warrants outstanding to purchase an estimated additional 932,038 post-split shares. It is expected that officers, directors and 5% or greater stockholders would have the following ownership interest as detailed in the table below. (It should be noted that all references below in the table and footnotes that follow to shares are post-split shares and give effect to a one-for-40 reverse stock split.)

------------------------------------------------------------- ------------------------------- ------------------------
Name and Address of Beneficial Owner                           Number of Common                    Approximate
         (1)                                                          Shares                       Percentage
------------------------------------------------------------- ------------------------------- ------------------------
Daniel Yun
375 Park Avenue, Suite 3607
New York, NY 10152                                              786,801(2)                             18.8
------------------------------------------------------------- ------------------------------- ------------------------
Mark Waldron
932 Grand Central Avenue
Glendale, CA 91201                                              406,185(3)                              9.7
------------------------------------------------------------- ------------------------------- ------------------------
Howard Waltman
140 Deerfield
Tenafly, NJ 07670                                               336,334(4)                              7.9
------------------------------------------------------------- ------------------------------- ------------------------
Matthew Fong and Paula Fong
13191 Crossroads Parkway, Suite 285
Industry, CA 91746                                               25,000(5)                               *
------------------------------------------------------------- ------------------------------- ------------------------
William M. McKay
932 Grand Central Avenue
Glendale, CA 91201                                               37,000(6)                               *
------------------------------------------------------------- ------------------------------- ------------------------
Bruce J. Haber
c/o BJH Management, LLC
145 Huguenot Street, Suite 405
New Rochelle, NY  10801                                       1,002,216(7)                             22.3
------------------------------------------------------------- ------------------------------- ------------------------
Louis Buther
205 Ridgefield Avenue
South Salem, NY 10590                                           526,662(7)                             11.9
------------------------------------------------------------- ------------------------------- ------------------------
All current and proposed  executive  officers and
directors as a group (seven) persons                          3,120,198(8)                             66.2
------------------------------------------------------------- ------------------------------- ------------------------

(*) Represents less than 1% of the outstanding shares of the Company's Common Stock.

(1) All shares are directly owned, and the sole investment and voting power is held, by the persons named unless otherwise noted.

(2) Includes 30,834 shares owned by Emergent Capital L.P., which Mr. Yun has sole voting and disposition power, 17,500 shares gifted to 17 persons and options to purchase 93 shares.

(3)  Includes options to purchase 93 shares.

(4) Includes 11,332 shares owned by his family in the name of The THW Group LLC, over which shares Mr. Waltman exercises voting and investment control and options to purchase 75,000 shares.

(5)  Includes options to purchase 25,000 shares.

(6) Includes options to purchase 12,000 shares of the Company's Common Stock which are exercisable within 60 days of the anticipated mailing date of this Proxy Statement.

(7) BJH Management LLC is a company owned by Mr. Bruce J. Haber. BJH acquired 348,575 shares of Common Stock of the Company pursuant to a services agreement and Mr. Haber purchased $200,000 of Notes which will convert into 500,000 shares. Of the 348,575 shares, 199,186 shares were gifted by Mr. Haber to an irrevocable trust for the benefit of his daughter, Jessica L. Haber with his wife, Michela I. Haber, as Trustee. The remaining 149,389 shares were transferred to Louis Buther. BJH Management has certain anti-dilution rights to maintain on behalf of itself, and at its option, its transferees, a minimum combined

     17.5% of the Company's outstanding shares on a fully diluted basis. Pursuant to these rights as a result of the Company's completion of its private placement offering and anticipated stockholder approval of the Stockholder Matter, BJH will receive rights to purchase 530,303 shares of Common Stock exercisable at $.20 per share. Of these rights, the right to purchase 227,272 shares will be transferred to Mr. Buther and the remaining rights to purchase 303.031 shares will be transferred to Mr. Haber. The amount of stock shown in the table as owned by Mr, Haber includes the shares held in his daughter's trust, although he disclaims beneficial ownership of such shares.
(8)  See footnotes (2) through (5) above.


Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Form of Subordinated Promissory Note


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               EMERGENT GROUP INC.

                               By: /s/ Bruce J. Haber
                                   Bruce J. Haber, Chief Executive Officer

Date:  June 27, 2003